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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2014

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Nortek, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 1, 2014. The total number of shares of common stock outstanding and entitled to vote on the record date was 15,879,804.
The Company’s stockholders elected Jeffrey C. Bloomberg, James B. Hirshorn and Chris A. McWilton as Class II directors to serve on the Company’s Board of Directors until the Company’s 2017 Annual Meeting of Stockholders. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Jeffrey C. Bloomberg	13,244,094	47,414	908,252
James B. Hirshorn	13,253,714	37,794	908,252
Chris A. McWilton	13,272,172	19,336	908,252

The Company’s stockholders approved the compensation of the Company’s named executive officers on an advisory basis. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
13,197,747	24,696	69,065	908,252
The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2014. The voting results were as follows:

For	Against	Abstain
14,197,150	2,290	320

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    NORTEK, INC.

By: /s/ Kevin W. Donnelly
Name: Kevin W. Donnelly
Title: Senior Vice President, General
Counsel and Secretary

Date: May 1, 2014